UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXLG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2021, Destination XL Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co., as representative of the several underwriters (the “Underwriters”), and Red Mountain Partners, L.P. (the “Selling Stockholder”) relating to the public offering by the Selling Stockholder of 5,733,076 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at a public offering price of $6.10 per share (the “Offering”). The Selling Stockholder will receive all of the proceeds from the Offering, after deduction of underwriting discounts and commissions, expenses of the Underwriters and other offering-related expenses. The Company will not receive any of the proceeds from the offering, but will bear certain of the costs associated with the Offering.

The offer and sale of the Shares was made pursuant to a preliminary prospectus supplement and final prospectus supplement related to the Company’s shelf registration statement on Form S-3 (File No. 333-256990) (the “Registration Statement”), which became effective on June 21, 2021, each of which has been filed with the Securities and Exchange Commission.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement, preliminary prospectus supplement and final prospectus supplement related to the Offering. The Company has also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Offering is expected to close on or about September 14, 2021, subject to customary closing conditions.

Item 8.01	Other Events.

On September 9, 2021, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On September 9, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 9, 2021, among D.A. Davidson & Co. as representative of the several underwriters, Destination XL Group, Inc. and the selling stockholder named therein

99.1	Launch Press Release issued by Destination XL Group, Inc. on September 9, 2021

99.2	Pricing Press Release issued by Destination XL Group, Inc. on September 9, 2021

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.

Date: September 10, 2021	By:	/s/ Robert S. Molloy
Robert S. Molloy
General Counsel and Secretary

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